Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2014
Acquisitions and Divestitures

Note 2

Acquisitions and Divestitures

Wireless

Wireless Transaction

On September 2, 2013, Verizon entered into a stock purchase agreement (the Stock Purchase Agreement) with Vodafone Group Plc (Vodafone) and Vodafone 4 Limited (Seller), pursuant to which Verizon agreed to acquire Vodafone’s indirect 45% interest in Cellco Partnership d/b/a Verizon Wireless (the Partnership, and such interest, the Vodafone Interest) for aggregate consideration of approximately $130 billion.

On February 21, 2014, pursuant to the terms and subject to the conditions set forth in the Stock Purchase Agreement, Verizon acquired (the Wireless Transaction) from Seller all of the issued and outstanding capital stock (the Transferred Shares) of Vodafone Americas Finance 1 Inc., a subsidiary of Seller (VF1 Inc.), which indirectly through certain subsidiaries (together with VF1 Inc., the Purchased Entities) owned the Vodafone Interest. In consideration for the Transferred Shares, upon completion of the Wireless Transaction, Verizon (i) paid approximately $58.89 billion in cash, (ii) issued approximately 1.27 billion shares of Verizon’s common stock, par value $0.10 per share (the Stock Consideration), which was valued at approximately $61.3 billion at the closing of the Wireless Transaction, (iii) issued senior unsecured Verizon notes in an aggregate principal amount of $5.0 billion (the Verizon Notes), (iv) sold Verizon’s indirectly owned 23.1% interest in Vodafone Omnitel N.V. (Omnitel, and such interest, the Omnitel Interest), valued at $3.5 billion and (v) provided other consideration, which included the assumption of preferred stock valued at approximately $1.7 billion. The total cash paid to Vodafone and the other costs of the Wireless Transaction, including financing, legal and bank fees, were financed through the incurrence of third-party indebtedness. See Note 8 for additional information.

In accordance with the accounting standard on consolidation, a change in a parent’s ownership interest while the parent retains a controlling financial interest in its subsidiary is accounted for as an equity transaction and remeasurement of assets and liabilities of previously controlled and consolidated subsidiaries is not permitted. As a result, we accounted for the Wireless Transaction by adjusting the carrying amount of the noncontrolling interest to reflect the change in Verizon’s ownership interest in the Partnership. Any difference between the fair value of the consideration paid and the amount by which the noncontrolling interest is adjusted has been recognized in equity attributable to Verizon.

Omnitel Transaction

On February 21, 2014, Verizon and Vodafone also consummated the sale of the Omnitel Interest (the Omnitel Transaction) by a subsidiary of Verizon to a subsidiary of Vodafone in connection with the Wireless Transaction pursuant to a separate share purchase agreement. As a result, during 2014, we recognized a pre-tax gain of $1.9 billion on the disposal of the Omnitel interest in Equity in earnings of unconsolidated businesses on our consolidated statement of income.

Verizon Notes (Non-Cash Transaction)

The Verizon Notes were issued pursuant to Verizon’s existing indenture. The Verizon Notes were issued in two separate series, with $2.5 billion due February 21, 2022 (the eight-year Verizon Notes) and $2.5 billion due February 21, 2025 (the eleven-year Verizon Notes). The Verizon Notes bear interest at a floating rate, which will be reset quarterly, with interest payable quarterly in arrears, beginning May 21, 2014. The eight-year Verizon notes bear interest at a floating rate equal to three-month London Interbank Offered Rate (LIBOR), plus 1.222%, and the eleven-year Verizon notes bear interest at a floating rate equal to three-month LIBOR, plus 1.372%. The indenture that governs the Verizon Notes contains certain negative covenants, including a negative pledge covenant and a merger or similar transaction covenant, affirmative covenants and events of default that are customary for companies maintaining an investment grade credit rating. An event of default for either series of the Verizon Notes may result in acceleration of the entire principal amount of all debt securities of that series. Beginning two years after the closing of the Wireless Transaction, Verizon may redeem all or any portion of the outstanding Verizon Notes held by Vodafone or any of its affiliates for a redemption price of 100% of the principal amount plus accrued and unpaid interest. The Verizon Notes may only be transferred by Vodafone to third parties in specified amounts during specified periods, commencing January 1, 2017. Any Verizon Notes held by third parties will not be redeemable by Verizon prior to their maturity dates. Verizon has agreed to file a registration statement with respect to the Verizon Notes at least three months prior to the Verizon Notes becoming transferable.

Other Consideration (Non-Cash Transaction)

Included in the other consideration provided to Vodafone is the indirect assumption of long-term obligations with respect to 5.143% Class D and Class E cumulative preferred stock (Preferred Stock) issued by one of the Purchased Entities. Both the Class D shares (825,000 shares outstanding) and Class E shares (825,000 shares outstanding) are mandatorily redeemable in April 2020 at $1,000 per share plus any accrued and unpaid dividends. Dividends accrue at 5.143% per annum and will be treated as interest expense. Both the Class D and Class E shares have been classified as liability instruments and were recorded at fair value as determined at the closing of the Wireless Transaction.

Deferred Tax Liabilities

Certain deferred taxes directly attributable to the Wireless Transaction have been calculated based on an analysis of taxes attributable to the difference between the tax basis of the investment in the noncontrolling interest that is assumed compared to Verizon’s book basis. As a result, Verizon recorded a deferred tax liability of approximately $13.5 billion.

Spectrum License Transactions

Since 2012, we have entered into several strategic spectrum transactions including:

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During the third quarter of 2012, after receiving the required regulatory approvals, Verizon Wireless completed the following previously announced transactions in which we acquired wireless spectrum that will be used to deploy additional 4G LTE capacity:

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Verizon Wireless acquired Advanced Wireless Services (AWS) spectrum in separate transactions with SpectrumCo and Cox TMI Wireless, LLC for which it paid an aggregate of $3.9 billion. Verizon Wireless has also recorded a liability of $0.4 billion related to a three-year service obligation to SpectrumCo’s members pursuant to commercial agreements executed concurrently with the SpectrumCo transaction.

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Verizon Wireless completed license purchase and exchange transactions with Leap Wireless, Savary Island Wireless, which is majority owned by Leap Wireless, and a subsidiary of T-Mobile USA, Inc. (T-Mobile USA). As a result of these transactions, Verizon Wireless received an aggregate $2.6 billion of AWS and Personal Communication Services (PCS) licenses at fair value and net cash proceeds of $0.2 billion, transferred certain AWS licenses to T-Mobile USA and a 700 megahertz (MHz) lower A block license to Leap Wireless, and recorded an immaterial gain.

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During the first quarter of 2013, we completed license exchange transactions with T-Mobile License LLC and Cricket License Company, LLC, a subsidiary of Leap Wireless, to exchange certain AWS licenses. These non-cash exchanges included a number of intra-market swaps that we expect will enable Verizon Wireless to make more efficient use of the AWS band. As a result of these exchanges, we received an aggregate $0.5 billion of AWS licenses at fair value and recorded an immaterial gain.

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During the third quarter of 2013, after receiving the required regulatory approvals, Verizon Wireless sold 39 lower 700 MHz B block spectrum licenses to AT&T Inc. (AT&T) in exchange for a payment of $1.9 billion and the transfer by AT&T to Verizon Wireless of AWS (10 MHz) licenses in certain markets in the western United States. Verizon Wireless also sold certain lower 700 MHz B block spectrum licenses to an investment firm for a payment of $0.2 billion. As a result, we received $0.5 billion of AWS licenses at fair value and we recorded a pre-tax gain of approximately $0.3 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2013.

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During the second quarter of 2014, we completed license exchange transactions with T-Mobile USA to exchange certain AWS and PCS licenses. The exchange included a number of swaps that we expect will result in more efficient use of the AWS and PCS bands. As a result of these exchanges, we received $0.9 billion of AWS and PCS spectrum licenses at fair value and we recorded an immaterial gain.

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During the second quarter of 2014, we completed transactions pursuant to two additional agreements with T-Mobile USA with respect to our remaining 700 MHz A block spectrum licenses. Under one agreement, we sold certain of these licenses to T-Mobile USA in exchange for cash consideration of approximately $2.4 billion, and under the second agreement we exchanged the remainder of our 700 MHz A block spectrum licenses as well as AWS and PCS spectrum licenses for AWS and PCS spectrum licenses. As a result, we received $1.6 billion of AWS and PCS spectrum licenses at fair value and we recorded a pre-tax gain of approximately $0.7 billion in Selling, general and administrative expense on our consolidated statement of income for the year ended December 31, 2014.

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During the third quarter of 2014, we entered into a license exchange agreement with affiliates of AT&T Inc. to exchange certain AWS and PCS spectrum licenses. This non-cash exchange was completed in January 2015 at which time we recorded an immaterial gain.

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On January 29, 2015, the FCC completed an auction of 65 MHz of spectrum, which it identified as the AWS-3 band. Verizon participated in that auction, and was the high bidder on 181 spectrum licenses, for which we will pay approximately $10.4 billion. During the fourth quarter of 2014, we made a deposit of $0.9 billion related to our participation in this auction. On February 13, 2015, we made a down payment of $1.2 billion for these spectrum licenses. Verizon has submitted an application for these licenses and must complete payment for them in the first quarter of 2015.

Tower Monetization Transaction

On February 5, 2015, we announced an agreement with American Tower Corporation (American Tower) pursuant to which American Tower will have the exclusive rights to lease and operate over 11,300 of our wireless towers for an upfront payment of $5.0 billion. Under the terms of the leases, American Tower will have exclusive rights to lease and operate the towers over an average term of approximately 28 years. As part of this transaction, we will also sell 165 towers for $0.1 billion. We will sublease capacity on the towers from American Tower for a minimum of 10 years at current market rates, with options to renew. As the leases expire, American Tower will have fixed-price purchase options to acquire these towers based on their anticipated fair market values at the end of the lease terms. We plan to account for the upfront payment primarily as prepaid rent and a portion as a financing obligation. This transaction, which is subject to customary closing conditions, is expected to close during the first half of 2015.

Other

During 2014 and 2013, we acquired various other wireless licenses and markets for cash consideration that was not significant. Additionally, during 2013, we obtained control of previously unconsolidated wireless partnerships, which were previously accounted for under the equity method and are now consolidated, which resulted in an immaterial gain. In 2013, we recorded $0.2 billion of goodwill as a result of these transactions.

During 2012, we acquired various other wireless licenses and markets for cash consideration that was not significant and recorded $0.2 billion of goodwill as a result of these transactions.

Wireline

Access Line Sale

On February 5, 2015, we announced that we have entered into a definitive agreement with Frontier Communications Corporation (Frontier) pursuant to which Verizon will sell its local exchange business and related landline activities in California, Florida, and Texas, including FiOS Internet and Video customers, switched and special access lines and high-speed Internet service and long distance voice accounts in these three states for approximately $10.5 billion. The transaction, which includes the acquisition by Frontier of the equity interests of Verizon’s incumbent local exchange carriers (ILECs) in California, Florida and Texas, does not involve any assets or liabilities of Verizon Wireless. The assets and liabilities that will be sold are currently included in Verizon’s continuing operations. As part of the transaction, Frontier will assume $0.6 billion of indebtedness from Verizon. The transaction is subject to the satisfaction of certain closing conditions including, among others, receipt of state and federal telecommunications regulatory approvals, and we expect this transaction to close during the first half of 2016.

The transaction will result in Frontier acquiring approximately 1.5 million FiOS Internet subscribers, 1.2 million FiOS Video subscribers and the related ILEC businesses from Verizon. This business generated revenues of approximately $5.4 billion, excluding revenue with affiliates, for Verizon in 2013, which is the most recent year for which audited stand-alone financial statements are currently available.

HUGHES Telematics, Inc.

During July 2012, we acquired HUGHES Telematics, Inc. (HUGHES Telematics) for approximately $12 per share in cash for a total acquisition price of $0.6 billion. As a result of the transaction, HUGHES Telematics became a wholly-owned subsidiary of Verizon. The consolidated financial statements include the results of HUGHES Telematics’ operations from the date the acquisition closed. Upon closing, we recorded approximately $0.6 billion of goodwill, $0.1 billion of other intangibles, and assumed the debt obligations of HUGHES Telematics, which were approximately $0.1 billion as of the date of acquisition, and which were repaid by Verizon. Had this acquisition been completed on January 1, 2012, the results of the acquired operations of HUGHES Telematics would not have had a significant impact on the consolidated net income attributable to Verizon. The acquisition has accelerated our ability to bring more telematics offerings to market for existing and new customers.

The acquisition of HUGHES Telematics was accounted for as a business combination under the acquisition method. The cost of the acquisition was allocated to the assets and liabilities acquired based on their fair values as of the close of the acquisition, with the excess amount being recorded as goodwill.

Other

On July 1, 2014, we sold a non-strategic Wireline business, which provides communications solutions to a variety of government agencies for net cash proceeds of $0.1 billion and recorded an immaterial gain.

Other

On October 7, 2014, Redbox Instant by Verizon, a venture between Verizon and Redbox Automated Retail, LLC (Redbox), a wholly-owned subsidiary of Outerwall Inc., ceased providing service to its customers. In accordance with an agreement between the parties, Redbox withdrew from the venture on October 20, 2014 and Verizon wound down and dissolved the venture during the fourth quarter of 2014. As a result of the termination of the venture, we recorded a pre-tax loss of $0.1 billion in the fourth quarter of 2014.

During February 2014, Verizon acquired a business dedicated to the development of Internet Protocol (IP) television for cash consideration that was not significant.

During the fourth quarter of 2013, Verizon acquired an industry leader in content delivery networks for $0.4 billion. Upon closing, we recorded $0.3 billion of goodwill. Additionally, we acquired a technology company for cash consideration that was not significant. The consolidated financial statements include the results of the operations of each of these acquisitions from the date each acquisition closed.